EXHIBIT 10.21

AMENDED AND RESTATED

TIDEWATER INC.

DIRECTORS DEFERRED STOCK UNITS PLAN

1.	Purpose of the Plan.

The purpose of the Tidewater Inc. Directors Deferred Stock Units Plan is to promote the interests of Tidewater Inc. (the “Company”) and its stockholders by strengthening the Company’s ability to attract, motivate and retain directors of experience and ability, and to encourage the highest level of director performance by providing directors with a proprietary interest in the Company’s financial success and growth.

2.	Definitions.

Certain terms used herein are defined as follows:

2.1 “Award Notice” means any written or electronic notice of grant, evidencing any grant of stock units.

2.2 “Board” means the Board of Directors of the Company.

2.3 “Change of Control” means a “Change of Control” as defined in the Company’s 2006 Stock Incentive Plan, provided such event also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets, as such terms are defined in Section 409A.

2.4 “Committee” means the Nominating and Corporate Governance Committee of the Board or a subcommittee thereof. The Committee shall consist of not fewer than two members of the Board, each of whom shall qualify as a “non-employee director” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, or any successor rule.

2.5 “Common Stock” means the common stock, $0.10 par value per share, of the Company.

2.6 “Company” or “Tidewater” means Tidewater Inc., a Delaware corporation.

2.7 “Compensation Amount” shall mean the dollar amount of compensation that each Director shall receive in the form of Stock Units each year. The initial Compensation Amount shall be $100,000 and may be changed from time to time by the Committee.

2.8 “Director” means a member of the Board who is not employed by the Company or any of its subsidiaries.

2.9 “Fair Market Value” means (a) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the applicable date, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock; (b) if the Common Stock is not listed on

As Amended through January 30, 2008

any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the applicable date, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (c) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date as established by the Committee in good faith.

2.10 “Participant” means each Director (as defined in Section 2.8).

2.11 “Plan” means the Tidewater Inc. Directors Deferred Stock Units Plan as set forth herein and as amended, restated, supplemented or otherwise modified from time to time.

2.12 “Property Distribution” means the fair market value of any securities or property, other than Common Stock, distributed in respect of a share of Common Stock.

2.13 “Section 409A” means Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance issued thereunder.

2.14 “Separation from Service” means “separation from service” as a Director as such term is defined under Section 409A.

2.15 “Stock Unit” means a right granted under Section 4 of the Plan with the terms and conditions described herein.

2.16 “Stock Unit Account” means the bookkeeping account maintained for each Participant that reflects (a) all Stock Units granted to the Participant, (b) all Stock Units added as a result of dividend equivalents deemed to be reinvested in Stock Units, and (c) any securities or property distributions that were not deemed reinvested in additional Stock Units.

3.	Administration of the Plan.

3.1 The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and, subject to its provisions, to prescribe, amend and rescind Plan rules and to make all determinations necessary for the Plan’s administration. Notwithstanding the foregoing, the Board shall have the authority to amend or discontinue the Plan, as provided in Section 8 hereof.

3.2 All action taken by the Committee in the administration and interpretation of the Plan shall be final and binding upon all parties. No member of the Committee or of the Board will be liable for any action or determination made in good faith by the Committee or the Board with respect to the Plan or any Stock Unit.

3.3 Neither the Committee nor the Board has the authority to make discretionary grants of Stock Units under the Plan. Grants may be made only as provided in Section 4 hereof.

4.	Grant of Stock Units.

4.1 Beginning on March 31, 2007 and on each succeeding March 31 that the Plan remains in effect, each Participant who has served as a Director since the preceding March 31 shall be automatically granted a number of Stock Units having an aggregate value equal to the

Compensation Amount for that year. The number of Stock Units to be granted each year will be determined by dividing the Compensation Amount by the Fair Market Value of a share of Common Stock on the applicable March 31 and rounding up to the nearest whole number of Stock Units. Stock Units shall be compensation for the preceding fiscal year.

4.2 While the Plan remains in effect, a person who becomes a Director during the fiscal year shall be automatically granted a pro rata number of Stock Units on the following March 31 determined as follows (rounded up to the nearest whole number):

Compensation Amount	x	Number of calendar days between the date the person becomes a Director and the following March 31	=	Pro rata portion of Compensation
		365		Amount

Pro rata portion of Compensation Amount	=	Number of Stock Units granted
Fair Market Value of a share of Common Stock on the March 31 following the date the new Director joined the Board

4.3 While the Plan remains in effect, a person who has a Separation from Service as a Director during the fiscal year for any reason shall be automatically granted a pro rata number of Stock Units effective on the date the Director has a Separation from Service (rounded up to the nearest whole number):

Compensation Amount	x	Number of calendar days between the preceding March 31 and the date the person ceased to be a Director	=	Pro rata portion of Compensation
		365		Amount

Pro rata portion of Compensation Amount	=	Number of Stock Units granted
Fair Market Value of a share of Common Stock on the date the Director has a Separation from Service

4.4 While the Plan remains in effect, in the event of a Change of Control during the fiscal year, a Director shall be automatically granted immediately prior to the effectiveness of the Change of Control a pro rata number of Stock Units determined as follows (rounded up to the nearest whole number):

Compensation Amount	x	Number of calendar days between the preceding March 31 and the date of the Change of Control	=	Pro rata portion of Compensation
		365		Amount

Pro rata portion of Compensation Amount	=	Number of Stock Units granted
Fair Market Value of a share of Common Stock on the date preceding the Change of Control

4.5 All Stock Units granted shall be credited to a Stock Unit Account for each Participant.

5.	Terms and Conditions of Stock Units.

5.1 Subject to the terms, conditions, and restrictions set forth herein or in an Award Notice, each Stock Unit granted under Section 4 hereof represents the right to automatically receive from the Company the Fair Market Value of one share of Common Stock in cash. Payment of Stock Units shall be made upon the earlier of (a) a Change of Control or (b) the time provided in the payment election form (the “Payment Election Form”) submitted by the Director.

The Payment Election Form must be submitted prior to the beginning of the calendar year in which the services for which such Stock Units are to be issued are performed. For example, a payment election for the Stock Units to be issued March 31, 2009, for services rendered from April 1, 2008 through March 31, 2009 must be completed, executed and delivered to the Company no later than December 31, 2007. A new Director may make a payment election, with respect to compensation for services to be performed after the election, within 30 days after the date the Director first joins the Board and is eligible to participate in the Plan.

On the Payment Election Form the Director can make an initial payment election to receive payment of Stock Units (a) in a lump sum on the date that is 15 days following the date the Participant has a Separation from Service (the “Termination Date”) or (b) in five equal annual installments beginning 15 days following the Termination Date and continuing on the next four anniversary dates thereof. Interest will be paid on the unpaid balance of the installment payments in an amount equal to the interest rate paid on ten-year U.S. Treasury Notes at the time of payment, plus 1.5%. Each annual installment amount would be calculated as follows:

1	x	Total value of unpaid
number of remaining installment payments		Stock Unit Account

If a Participant does not submit a Payment Election Form, the Participant shall be deemed to have chosen payment in a lump sum 15 days following Separation from Service. Payment of Stock Units in the event of death or a Change of Control before or after a Separation from Service shall be made in a lump sum upon the Change of Control or death or, as permitted by Section 409A, by the later of the December 31 or the 15th day of the third month following the date of death or the Change in Control.

5.2 Each Stock Unit shall vest immediately upon grant.

5.3 Except as provided in Section 5.4, a Stock Unit shall not entitle the Participant to any incidents of ownership (including, without limitation, dividend and voting rights) in any share of Common Stock.

5.4 From and after the date of grant of a Stock Unit until the earlier of the Termination Date or a Change of Control of the Company, the Participant shall be credited, as of the payment date therefor, with (a) the amount of any cash dividends, (b) the amount equal to the Fair Market Value of any shares of Common Stock and (c) any Property Distributions to which the Participant would have been entitled had the Participant been a record holder of one share of Common Stock for each Stock Unit at all times from the date of grant of such Stock Unit to such issuance date. All such credits shall be made notionally to each Participant’s Stock Unit Account. All such credits shall be converted into additional Stock Units based upon the Fair Market Value of a share of Common Stock on the date of payment of the dividend or Property Distribution The Committee may, in its discretion, deposit in the Participant’s Stock Unit Account the securities or property comprising any Property Distribution in lieu of crediting such Stock Unit Account with the Fair Market Value thereof.

6.	Adjustment Provisions.

In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of outstanding Stock Units granted hereunder and credited to a Stock Unit Account shall be equitably adjusted in proportion to the change in outstanding shares of Common Stock.

7.	General Provisions.

7.1 Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as a Director or affect the right of the Company to terminate the services of any Participant.

7.2 The Company shall have the right to withhold from the payment of any Stock Unit under this Plan, or to collect as a condition of payment, any taxes required by law to be withheld.

7.3 No Stock Units or rights to payments hereunder may be transferred, pledged, assigned or otherwise encumbered by a Participant except:

(a) by will;

(b) by the laws of descent and distribution; or

(c) (i) to Immediate Family Members, (ii) to a partnership in which the Participant and/or Immediate Family Members, or entities in which the Participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners, (iii) to a limited liability company in which the Participant and/or Immediate Family Members, or entities in which the Participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, (iv) to a trust for the sole benefit of the participant and/or Immediate Family Members, or (v) to a charity or other non-profit organization. “Immediate Family Members” shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. Any attempted assignment, transfer, pledge, hypothecation or other disposition of a Stock Unit or right to payment thereunder or levy of attachment, or similar process upon a Stock Unit or right to payment hereunder not specifically permitted herein, shall be null and void and without effect.

7.4 Each Stock Unit shall be evidenced by an Award Notice, including terms and conditions consistent with the Plan, as the Committee may determine.

7.5 The Plan is intended to comply with the requirements of Section 409A and shall be construed accordingly.

7.6 Each Participant shall have the right, at any time, to designate a Beneficiary or Beneficiaries to receive, in the event of the Participant’s death, those benefits payable under the Plan. The Beneficiary(ies) designated under the Plan may be the same as or different from the Beneficiary designation made under any other plan of the Company. If a Participant fails to designate a Beneficiary, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant’s benefits, then the Participant’s designated Beneficiary shall be deemed to be his surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan shall be payable to the executor or personal representative of the Participant’s estate. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge the Company and the Committee from all further obligations under this Plan with respect to the Participant.

7.7 Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company. For purposes of the payment of benefits under this Plan, any and all of the Company’s assets, shall be, and remain, the general unrestricted assets of the Company. The Company’s obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

8.	Amendment, Discontinuance or Termination of the Plan.

The Board may amend or discontinue the Plan at any time; provided, however, that no such amendment may materially impair, without the consent of the Participant, a Stock Unit previously granted, unless required in order to bring the Plan into compliance with Section 409A; and, provided further, that no amendment or discontinuance may accelerate the timing of the payment of Stock Units, unless the amendment or discontinuance is permitted by Section 409A.

EXECUTED effective as of the 30th day of January, 2008.

WITNESSES:	TIDEWATER INC.

	By:	/s/ Bruce Lundstrom
Bruce Lundstrom
Senior Vice President,
Secretary and General Counsel

Exhibit A

TIDEWATER INC.

DIRECTORS DEFERRED STOCK UNITS PLAN

2008 Payment Election Form

I am a participant in the Tidewater Inc. Directors Deferred Stock Units Plan (the “Plan”). I hereby elect to receive payment of my Stock Units as follows:

(Please check a box below)

☐	I hereby elect to receive the distribution of the balance of my Stock Units Account in the Plan relating to Stock Units earned in the fiscal year ending March 31, 2009 and future fiscal years in five annual installments beginning 15 days following the date on which I have a “Separation from Service” as a Director (as defined in the Plan).

I understand that, notwithstanding this election, upon my death or upon a Change of Control, as defined in the Plan, unpaid installments of my remaining Stock Unit Account balance will be distributed in a lump sum.

☐	I hereby elect to receive the distribution of my Stock Unit Account in a lump sum 15 days following the date I have a “Separation from Service” as a Director.

This payment election becomes irrevocable on the last day of the calendar year preceding the calendar year during which a portion of the Stock Units are earned. For example, an election relating to Stock Units earned during the period beginning April 1, 2008 and ending March 31, 2009 shall become irrevocable on December 31, 2007.

All the terms of this election shall be governed by the Plan and any amendment thereto. All of the terms and conditions of the Plan are incorporated herein by reference.

I understand that if I die or if a Change of Control of the Company occurs, the balance of my Stock Unit Account shall be paid out in a lump sum.

I understand that this election shall remain in effect for Stock Units to be earned in future years unless revoked by the December 31 preceding the year in which a portion of the Stock Units subject to the revocation are earned. Revocation must be by written notice to the Tidewater Inc. Employee Benefits Department.

Date:
(Signature of Participant)

(Print Name of Participant)

Received by Tidewater Inc.

Date:
By:

A-1

Exhibit B

TIDEWATER INC.

DIRECTORS DEFERRED STOCK UNITS PLAN

Designation of Beneficiary

1. I am a participant in the Tidewater Inc. Directors Deferred Stock Units Plan (the “Plan”) and I hereby designate the following as my beneficiaries under the Plan:

Name and Address (and age if under 18)	Relationship/ S.S. Number	Percentage Share (s)*

(print complete legal name)	(print relationship)	(print percentage share)

(print complete address)	(print social security number)

(print complete legal name)	(print relationship)	(print percentage share)

(print complete address)	(print social security number)

(print complete legal name)	(print relationship)	(print percentage share)

(print complete address)	(print social security number)

(print complete legal name)	(print relationship)	(print percentage share)

(print complete address)	(print social security number)

100%

*Total Primary Beneficiary(ies) Must equal 100%

Note:	If a primary beneficiary predeceases the undersigned participant, the deceased primary beneficiary’s share shall be shared pro rata by the remaining primary beneficiaries named above.

B-1

Contingent Beneficiary(ies):

(If more than one contingent beneficiary is to be named, use the additional spaces below and indicate each contingent beneficiary’s share. The total of Percentage Shares must equal 100%*.)

Note:	Contingent beneficiaries will only be entitled to receive benefits hereunder if all primary beneficiaries are deceased.

Name and Address (and age if under 18)	Relationship/ S.S. Number	Percentage Share (s)*

(print complete legal name)	(print relationship)	(print percentage share)

(print complete address)	(print social security number)

(print complete legal name)	(print relationship)	(print percentage share)

(print complete address)	(print social security number)

(print complete legal name)	(print relationship)	(print percentage share)

(print complete address)	(print social security number)

(print complete legal name)	(print relationship)	(print percentage share)

(print complete address)	(print social security number)

100%

*Total Contingent Beneficiary(ies) Must equal 100%

Note:	Any distribution following death shall be made in a lump sum.

2. Any change in designation of beneficiary is effective upon execution by the participant, provided the form is received by Tidewater prior to the date of death.

3. This designation shall be subject to the terms of, and any amounts which become payable hereunder shall be governed by, the Plan as from time to time in effect.

Date:
(Signature of Participant)

Received by Tidewater Inc.

Date:
By:

B-2